UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2010

ICEWEB, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27865	13-2640971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22900 Shaw Road, Suite 111, Sterling, VA 20166

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  571-287-2380

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A to the Current Report on Form 8-K filed on March 26, 2010 by IceWEB, Inc. (the “Company”) is being filed to file as Exhibit 10.23 a complete, unredacted copy of the Distribution Agreement between Promark Technology, Inc. which supersedes in its entirety the previously filed document included as Exhibit 99.2 to the original report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.23	Distribution Agreement dated March 24, 2010 between Promark Technology, Inc. and IceWEB Storage Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICEWEB, INC.

Date: July 19, 2010	By:	/s/ John R. Signorello
John R. Signorello,
Chief Executive Officer